UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): 6/29/07

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15234	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 SOUTH MARKET STREET

PETERSBURG, VIRGINIA 23803

(Address of principal executive offices, including zip code)

(804) 530-0535

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities

Item 3.03	Material Modification to the Rights of Security Holders

On June 29, 2007, Star Scientific, Inc. (the “Company”) entered into Securities Purchase and Registration Rights Agreements with Joseph L. Schwarz (the “Schwarz Agreement”), one of the Company’s largest private investors and Joseph Rice, Esq. (the “Rice Agreement”).

Pursuant to the Schwarz Agreement, the Company sold to Mr. Schwarz a total of 750,000 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), for an aggregate purchase price of $750,000. Additionally, the Company agreed to reset the per share exercise price of certain existing warrants for 1,250,000 shares of Common Stock held by Mr. Schwarz or his IRA, which were due to expire on June 30, 2007, from $3.50 and $3.00 to $1.00 for 750,000 and 500,000 underlying shares of Common Stock, respectively. In exchange for the re-pricing, Mr. Schwarz agreed to exercise the re-priced warrants in their entirety whereby Mr. Schwarz purchased 1,250,000 shares of Common Stock for an aggregate of $1,250,000. Further, pursuant to the Schwarz Agreement, the Company agreed to grant Mr. Schwarz warrants, at an exercise price of $1.00 per share, to purchase an additional 2,000,000 shares of Common Stock exercisable until July 14, 2011 (the “Schwarz Warrants”). The Schwarz Warrants are callable by the Company if the price of the Common Stock exceeds $5.00 per share as quoted on an approved market for twenty consecutive trading days.

Pursuant to the Rice Agreement, the Company sold to Mr. Rice, for an aggregate purchase price of $200,000, a total of 200,000 shares of Common Stock and warrants, at an exercise price of $1.00 per share, to purchase an additional 200,000 shares of Common Stock by July 14, 2011 (the “Rice Warrants”). The Rice Warrants are also callable by the Company if the price of the Common Stock exceeds $5.00 per share as quoted on an approved market for twenty consecutive trading days.

The Common Stock is traded on the Nasdaq Global Market under the symbol “STSI”. On July 5, 2007, the last reported sale price of the Common Stock was $0.77 per share.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Securities Purchase and Registration Rights Agreement, dated June 29, 2007, by and between Star Scientific, Inc. and Joseph L. Schwarz

10.2	Warrant, dated June 29, 2007, issued by Star Scientific, Inc. to Joseph L. Schwarz

10.3	Warrant, dated June 29, 2007, issued by Star Scientific, Inc. to Pershing LLC, FBO Joseph L Schwarz Roth IRA

10.4	Securities Purchase and Registration Rights Agreement, dated June 29, 2007, by and between Star Scientific, Inc. and Joseph Rice, Esq.

10.5	Warrant, dated June 29, 2007, issued by Star Scientific, Inc. to Joseph Rice, Esq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: July 6, 2007	BY:	/s/ Paul L. Perito
Paul L. Perito Chairman of the Board, President and Chief Operating Officer

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